Exhibit 10.13

FedEx Transportation Services Agreement

Table of Contents

FedEx Transportation Services Agreement	1

Express Pricing Attachment	3

General Express Terms and Conditions	3

General Express Pricing Provisions	3

United States	3

United States Terms and Conditions	3

United States Domestic Express	3

United States FedEx International Export	6

United States Fees and Surcharges Modifications (“Surcharge Modifications”)	8

United States Pricing Provisions	9

EXPRESS PRICING ATTACHMENT APPENDIX	10

Ground Pricing Attachment	11

General Ground Terms and Conditions	11

General Ground Pricing Provisions	11

United States	11

United States Terms and Conditions	11

United States Ground Domestic Single Piece	11

United States Ground Domestic MWT	13

United States Ground Export Single Piece	14

United States SmartPost

United States Fees and Surcharges Modifications (“Surcharge Modifications”)	17

United States Pricing Provisions	21

GROUND PRICING ATTACHMENT APPENDIX	22

Earned Discount Program Details	23

Agreement Number: 548561821-102

Version Number: 01

FedEx Transportation Services Agreement

Effective Date: April 10, 2020 (“Effective Date”)

Customer, including any of its divisions, subsidiaries and affiliates, a majority (defined as 51%) of whose voting stock is directly or indirectly owned by Customer (“Customer” herein), and FedEx agree to enter into this FedEx Transportation Services Agreement (the “Agreement”) subject to the following terms and conditions.

This Pricing Agreement/Amendment hereinafter collectively refers to a Country or Territory as “Country or Countries”.

1. Services. This Agreement specifies the terms and conditions under which FedEx agrees to provide certain transportation services (“Services”) to Customer. This Agreement shall be between Customer and the applicable FedEx operating entity (“FedEx Company”) for the applicable Service identified on the pricing attachments that are attached hereto and incorporated herein. All FedEx Companies providing Services pursuant to this Agreement are hereinafter collectively referred to as “FedEx”.

2. Pricing. FedEx agrees to provide Services to Customer at the pricing and on the terms as set forth in the applicable pricing attachments. Each applicable FedEx Company may provide a courtesy copy of Customer’s pricing reflected as net rates (based on the applicable base rate in effect at such time) upon request. Net rate sheets are provided as a courtesy only and are not incorporated within the Agreement. The pricing and Services are provided by FedEx to Customer for Customer’s use and benefit only and may not be resold or otherwise extended (including via third party billing) to any other party without the prior written consent of FedEx. Customer agrees to ensure that the proper account number appears on the applicable air waybill or other form of shipping documentation and acknowledges that pricing will not be applied to packages that do not correctly reference the proper account number. The pricing is effective the later of the date identified above, if any, or within five business days following possession of a fully executed Agreement by FedEx’s authorized representative (“Effective Date”).

3. Service Guide. Each shipment made with FedEx is subject to the terms and conditions of the FedEx Service Guide in effect at the time of shipment, which terms are incorporated into this Agreement by reference. “FedEx Service Guide” means, collectively, the shipment country of origin FedEx Service Guide, any applicable tariffs, local service conditions or condition of carriage, and the airbill/air waybill or Bill of Lading in effect on the date of shipment of the applicable FedEx Company (including, but not limited to, the FedEx Freight 100 Series Rules Tariff, the FedEx SmartPost terms at fedex.com/us/smartpostguide, FedEx One Rate terms available at the web address referenced in the Express pricing attachment specific to FedEx One Rate, and other service-specific terms as posted on fedex.com). FedEx reserves the right to modify the FedEx Service Guide, including a modification of the published transportation rates and/or special handling fees, surcharges, ancillary and other charges, at any time without notice. Customer is directed to the FedEx web site fedex.com for changes in the FedEx Service Guide. In the event there is a conflict between this Agreement and the FedEx Service Guide, the provisions of this Agreement control.

4. Payment Terms. Payment is due at the time Services are rendered. FedEx may, however, extend credit privileges. The invoice date begins the credit term cycle, and payment is due within the number of days specified on the pricing attachments from the invoice date. However, invoices for duties and taxes are payable on receipt, unless a specific credit term for payment of duties and taxes is otherwise set forth on the applicable pricing attachment(s). Customer agrees that remaining current on all payables is a condition to the extension of credit and pricing. Failure to comply with payment terms may result in denial of credit or removal of applicable pricing, in FedEx sole discretion.

5. Automation. Customer agrees that all shipping locations will use a FedEx online or FedEx compatible shipping solution that is approved and authorized by FedEx, and an agreement for the placement or use of any such shipping solution shall be accepted prior to such use.

6. Confidentiality. Both FedEx and Customer agree that the terms of this Agreement, including the pricing, are confidential and shall be held in strict confidence by both parties and may not be disclosed unless required by law. Customer agrees not to post or publicly display the terms or the pricing. FedEx and Customer also agree that any discussions or negotiations regarding the pricing or any changes thereto (including but not limited to future pricing offerings) are also confidential and are subject to this provision of confidentiality. Notwithstanding the foregoing, disclosure by FedEx to any of its subsidiaries, affiliates, related entities, subcontractors, agents and/or representatives is permitted without notice or consent. Furthermore, disclosure by Customer of this Agreement or any terms to any third party without consent by FedEx and execution of a mutually agreeable non-disclosure agreement between FedEx and such third party shall be considered a breach by Customer.

Proposal : 5019836	1/23

Agreement Number: 548561821-102

Version Number: 01

7. Term. This Agreement commences on the Effective Date and continues until expired or terminated by either party.

8. Termination. Either party may terminate this Agreement immediately upon notice due to the other party’s noncompliance with its terms. Either party may terminate this Agreement at any time without cause and without penalty unless otherwise stated in the Agreement or the pricing attachment, upon 30 days’ prior written notice to the other party.

9. Prior Agreements. This Agreement supersedes all pricing agreements and addenda, if any, between FedEx and Customer for the Services, package types, and Customer account numbers covered by this Agreement and identified on the respective pricing attachments.

10. No Modifications. Any alterations to this document by either party will render it null and void. Any failure by FedEx or Customer to enforce or apply a provision of these Conditions does not constitute a waiver of that provision and does not otherwise impair FedEx’s right to enforce such provision.

11. Restricted Commodities. This Agreement does not provide for the shipment of alcohol or other items and conditions that may be prohibited or restricted by law or by the FedEx Service Guide. Such commodities may require a separate agreement.

12. Electronic Storage. Either party may copy this completed Agreement for electronic storage in a non-editable format, at which time the paper form of this Agreement may be destroyed. Customer and FedEx each agree that following the electronic storage of this Agreement, any hard copy printout of that electronically stored information will constitute an original of this Agreement.

13. Representation of Authority. Each of the parties represents and warrants to the other that this Agreement is valid and legally binding and has been executed by an authorized representative. Nothing contained herein shall be construed as creating any joint or joint and several liability among the FedEx Companies.

14. Severability. If any of the provisions of this Agreement are found by a court or any other competent authority to be void or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall remain and continue in full force and effect.

15. Assignment. Neither the rights nor the duties of either party under this Agreement may be voluntarily assigned or delegated without the prior written consent of the other party, except that FedEx may assign all or any part of its rights and delegate its duties under this Agreement to a directly or indirectly owned subsidiary or affiliate of FedEx Corporation. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

Proposal : 5019836	2/23

Agreement Number: 548561821-102

Version Number: 01

Express Pricing Attachment

Location(s)	Country ID
US	548561822

Subsequent pricing applies to all individual FedEx accounts associated with the Customer as identified above, unless otherwise noted.

GENERAL EXPRESS

General Express Terms and Conditions:

These terms and conditions apply to all pricing contained herein and apply to all countries listed in this FedEx Express Pricing Attachment.

Valid Account. A valid account number must be established for incentives to apply.

Zone Definitions. To determine your zone, please refer to the FedEx Service Guide, or access our website at fedex.com.

Commitments. Customer agrees that any failure to so achieve the below commitments within 90 days of the Effective Date or maintain them thereafter may result in a pricing change, in FedEx’s sole discretion; in such event, FedEx may apply modified pricing to Customer shipments upon 30 days notice. Customer also agrees that any failure to so achieve or maintain the below commitments may result in the immediate termination of this Agreement by FedEx, in FedEx’s sole discretion, upon notice.

General Express Pricing Provisions:

These pricing provisions apply to all pricing contained herein and apply to all countries listed in this Express Pricing Attachment.

Shipment Types. Shipment types are defined as follows:

Domestic shipments Shipments with the same origin and destination country.

Export shipments Outbound shipments paid by the origin country, to a non-origin destination.

Import shipments Inbound shipments paid by the destination country, from any non-destination origin.

United States

United States Terms and Conditions:

Payment Terms. Payment is due within the following number of days from the invoice date unless otherwise provided in a FedEx Credit Term Attachment: 15

Payment Method: Pay by Electronic Funds Transfer or Check

United States Domestic Express:

The following pricing applies to the individual FedEx accounts associated with the Customer as follows: 548561822 (Country ID)

The following discounts, if any, are expressed as a percentage discount off the applicable base rate and apply to Domestic Express.

Discounts and/or net rates, if any, do not apply to fuel surcharges, duties and taxes, special handling fees, surcharges, ancillary or other charges (the amounts of applicable special handling fees, surcharge, ancillary and other charges shall be, unless otherwise noted herein, the published amounts for such fees/charges in effect on the date of shipment).

For Services receiving a percentage off, discounts are based on the published Domestic Express base rates that can be found at http:// www.fedex.com/us/service-guide/our-services/index.html. For Services on net rates, if any, the below net rate tables supersede the published base rate. In addition, any fraction of weight is rounded up to the next higher weight break as per the applied base rates.

The following pricing for Domestic Express supersedes all prior Domestic Express pricing for individual FedEx accounts associated with the Customer identified above.

Proposal : 5019836	3/23

Agreement Number: 548561821-102

Version Number: 01

Any Domestic Express service not listed in this Agreement will be charged at the applicable FedEx Service Guide on the date of shipment.

Pricing Terms. Unless otherwise noted, the following term table is applicable to all services in United States. In the event that FedEx increases its applicable base rate during the term of the Agreement, Customer’s rates shall be adjusted to reflect the base rate increases.

Term	Term Start	Term End	Base Rate
1	04/10/2020	12/29/2020	Service Guide in Effect on Date of Shipment
2	12/30/2020	Does Not Expire	Service Guide in Effect on Date of Shipment

Term 1

FedEx Priority Overnight Envelope

Zones =>	All Zones
Envelope	42.09%

FedEx Priority Overnight Pak

Zones =>	All Zones
All Applicable Weights	43.09%

FedEx Priority Overnight

Zones =>	All Zones
All Applicable Weights	43.09%

FedEx Standard Overnight Envelope

Zones =>	All Zones
Envelope	42.09%

FedEx Standard Overnight Pak

Zones =>	All Zones
All Applicable Weights	43.09%

FedEx Standard Overnight

Zones =>	All Zones
All Applicable Weights	43.09%

FedEx 2Day A.M. Envelope

Zones =>	All Zones
Envelope	25.09%

FedEx 2Day A.M. Pak

Zones =>	All Zones
All Applicable Weights	25.09%

FedEx 2Day A.M.

Zones =>	All Zones
All Applicable Weights	25.09%

FedEx 2Day Envelope

Zones =>	All Zones
Envelope	45%

Proposal : 5019836	4/23

Agreement Number: 548561821-102

Version Number: 01

FedEx 2Day Pak

Zones =>	All Zones
All Applicable Weights	45%

FedEx 2Day

Zones =>	All Zones
All Applicable Weights	45%

FedEx Express Saver Envelope

Zones =>	All Zones
Envelope	40.09%

FedEx Express Saver Pak

Zones =>	All Zones
All Applicable Weights	40.09%

FedEx Express Saver

Zones =>	All Zones
All Applicable Weights	40.09%

FedEx 1Day Freight

FedEx 2Day Freight

FedEx 3Day Freight

Zones =>	All Zones
All Applicable Weights	0%

Earned Discount :

The following incentives are in addition to any pricing mentioned above if any. Please refer to the Earned Discount Program Details attachment below for the Annualized Transportation Charges calculation information.

Program Number: 1

Annualized Transportation Charges are expressed in USD ($).

Grace Period: 15 Weeks

During the Grace Period, customer shall receive the Grace discount for the Service(s) below. At the conclusion of the Grace Period, Customer’s discounts will be determined based upon Customer’s actual shipping activity.

Grace Discount : 23%
Service(s)	Annualized Transportation Charges			Earned Discount
FedEx Priority Overnight Envelope
FedEx Priority Overnight Pak
FedEx Priority Overnight
FedEx Standard Overnight Envelope
FedEx Standard Overnight Pak	$0.00	-	$4,999,999.99	0%
FedEx Standard Overnight	$5,000,000.00	-	$6,999,999.99	15%
FedEx 2Day A.M. Envelope	$7,000,000.00	-	$10,999,999.99	20%
FedEx 2Day A.M. Pak	$11,000,000.00	-	$13,999,999.99	21%
FedEx 2Day A.M.	$14,000,000.00	-	$17,999,999.99	22%
FedEx 2Day Envelope	$18,000,000.00	-	$999,999,999,999.99	23%
FedEx 2Day Pak
FedEx 2Day
FedEx Express Saver Envelope
FedEx Express Saver Pak
FedEx Express Saver

Proposal : 5019836	5/23

Agreement Number: 548561821-102

Version Number: 01

Bonus Discount:

Automation Discount. In consideration of Customer using an approved automation device, Customer will receive the automation bonus discount identified below for the time period(s) and Service(s) specified.

Upon the request of Customer, FedEx will provide a list of automation bonus discount eligible devices. Automation bonus discount eligible devices are subject to change by FedEx. Where Customer uses an automation bonus discount eligible device, Customer’s automation bonus discount is in addition to any other discounts.

From the Effective Date of this Agreement, a per shipment discount will apply to the applicable base rate (excluding fuel surcharges, duties and taxes, special handling fees, surcharges, ancillary or other charges) on all shipments, according to the following table(s).

Service(s)	Discount(s)
FedEx 1Day Freight	7%
FedEx 2Day Freight	7%
FedEx 3Day Freight	7%

Express Returns: Customer shall receive the Domestic pricing identified herein for FedEx Print Return Label, FedEx Email Return Label, FedEx Express Billable Stamps, and FedEx Express Prepaid Stamps shipments.

United States FedEx International Export:

The following pricing applies to the individual FedEx accounts associated with the Customer as follows: 548561822 (Country ID)

The following discounts, if any, are expressed as a percentage discount off the applicable base rate and apply to FedEx International Export.

Discounts and/or net rates, if any, do not apply to fuel surcharges, duties and taxes, special handling fees, surcharges, ancillary or other charges (the amounts of applicable special handling fees, surcharge, ancillary and other charges shall be, unless otherwise noted herein, the published amounts for such fees/charges in effect on the date of shipment).

For Services receiving a percentage off, discounts are based on the published FedEx International Export base rates that can be found at http://www.fedex.com/us/service-guide/our-services/index.html. For Services on net rates, if any, the below net rate tables supersede the published base rate. In addition, any fraction of weight is rounded up to the next higher weight break as per the applied base rates.

The following pricing for FedEx International Export supersedes all prior FedEx International Export pricing for individual FedEx accounts associated with the Customer identified above.

Any FedEx International Export service not listed in this Agreement will be charged at the applicable FedEx Service Guide on the date of shipment.

Pricing Terms. Unless otherwise noted, the following term table is applicable to all services in United States. In the event that FedEx increases its applicable base rate during the term of the Agreement, Customer’s rates shall be adjusted to reflect the base rate increases.

Term	Term Start	Term End	Base Rate
1	04/10/2020	12/29/2020	Service Guide in Effect on Date of Shipment
2	12/30/2020	Does Not Expire	Service Guide in Effect on Date of Shipment

Term 1

FedEx International Priority Envelope Export

FedEx International Priority Pak Export

Zones =>	All Zones
All Applicable Weights	48.39%

FedEx International Priority Export

Zones =>	All Zones
All Applicable Weights	48.39%

FedEx International Economy Export

Zones =>	All Zones
All Applicable Weights	48.39%

Proposal : 5019836	6/23

Agreement Number: 548561821-102

Version Number: 01

FedEx International Priority Freight (ATA) Export

FedEx International Priority Freight Export

Zones =>	All Zones
All Applicable Weights	1.39%

FedEx International Economy Freight (ATA) Export

FedEx International Economy Freight Export

Zones =>	All Zones
All Applicable Weights	1.39%

United States Minimums:

Customer agrees to pay the greater of the net charge based on Customer’s discounts, if any, for a given Service or the minimum net charge as defined in the FedEx Service Guide, on fedex.com, or the enclosed rate sheet in FedEx Express Minimum Charge Table(s) located in the Express Pricing Attachment Appendix.

In case reductions to the minimum net charge apply, the minimum net charge for each Service will be revised as the applicable base rate for the zone(s) and weight(s) combination(s) less any reduction amount as indicated in the below table(s).

Minimum charges are subject to change with any increase in applicable base rate during the time period of the Agreement.

United States Domestic Express:

The following minimums are expressed in USD($).

Customer’s minimum net charge is as noted in the table(s) below.

Service(s)	2-8	9-11	12	13-16
FedEx 1Day Freight	$0.01	$0.01	N/A	$0.01
FedEx 2Day Freight	$0.01	$0.01	N/A	$0.01
FedEx 3Day Freight	$0.01	N/A	N/A	N/A

The following reductions to the minimum charge are expressed in USD($).

		Reduction
Service(s)	Minimum Charge	2-8	9	10-12	13-16
FedEx Priority Overnight Envelope	Zone 2, Envelope	$10.95	$10.95	$10.95	$10.95
FedEx Priority Overnight Pak	Zone 2, 1.0 lb	$14.68	$14.68	$14.68	$14.68
FedEx Priority Overnight	Zone 2, 1.0 lb	$14.68	$14.68	$14.68	$14.68
FedEx Standard Overnight Envelope	Zone 2, Envelope	$10.78	$10.78	-	$10.78
FedEx Standard Overnight Pak	Zone 2, 1.0 lb	$12.69	$12.69	-	$12.69
FedEx Standard Overnight	Zone 2, 1.0 lb	$12.69	$12.69	-	$12.69
FedEx 2Day A.M. Envelope	Zone 2, Envelope	$7.22	$7.22	-	$7.22
FedEx 2Day A.M. Pak	Zone 2, 1.0 lb	$7.81	$7.81	-	$7.81
FedEx 2Day A.M.	Zone 2, 1.0 lb	$7.81	$7.81	-	$7.81
FedEx 2Day Envelope	Zone 2, Envelope	$6.82	$6.82	$6.82	$6.82
FedEx 2Day Pak	Zone 2, 1.0 lb	$6.77	$6.77	$6.77	$6.77
FedEx 2Day	Zone 2, 1.0 lb	$6.77	$6.77	$6.77	$6.77
FedEx Express Saver Envelope	Zone 2, Envelope	$6.07	-	-	-
FedEx Express Saver Pak	Zone 2, 1.0 lb	$6.07	-	-	-

Proposal : 5019836	7/23

Agreement Number: 548561821-102

Version Number: 01

		Reduction
Service(s)	Minimum Charge	2-8	9	10-12	13-16
FedEx Express Saver	Zone 2, 1.0 lb	$6.07	-	-	-

United States FedEx International Export:

The following reductions to the minimum charge are expressed in USD($).

	Reduction
Service(s)	A	B	C	D	E	F-G	H	I
FedEx International Priority Envelope Export	$0.60	$0.63	$0.63	$0.66	$1.55	$0.66	$0.75	$0.66
FedEx International Priority Pak Export	$0.71	$0.74	$0.74	$0.85	$1.75	$0.85	$1.06	$0.85
FedEx International Priority Export	$0.81	$0.84	$0.84	$1.02	$1.99	$1.02	$1.26	$1.10
FedEx International Economy Export	$0.69	$0.79	$0.73	$0.81	$1.49	$0.79	$1.03	$0.78
FedEx International Priority Freight (ATA) Export	-	-	-	-	-	-	-	-
FedEx International Priority Freight Export	-	-	-	-	-	-	-	-
FedEx International Economy Freight (ATA) Export	-	-	-	-	-	-	-	-
FedEx International Economy Freight Export	-	-	-	-	-	-	-	-

	Reduction
Service(s)	J-K	L	M	N	O
FedEx International Priority Envelope Export	$0.81	$1.10	$1.55	$0.81	$1.10
FedEx International Priority Pak Export	$0.95	$1.10	$1.75	$0.95	$1.10
FedEx International Priority Export	$1.20	$1.40	$1.99	$1.20	$1.40
FedEx International Economy Export	$0.93	$1.06	$1.49	$0.89	$1.08
FedEx International Priority Freight (ATA) Export	-	-	-	-	-
FedEx International Priority Freight Export	-	-	-	-	-
FedEx International Economy Freight (ATA) Export	-	-	-	-	-
FedEx International Economy Freight Export	-	-	-	-	-

United States Fees and Surcharges Modifications (“Surcharge Modifications”)

The following Surcharge Modifications apply to the individual FedEx accounts linked to the Customer Level ID as follows: 548561822 (Country ID)

All ancillary service fees, surcharges, special handling fees, average minimum weights for shipment weight rating or other charges, or dimensional weighting not identified in this Agreement, its Attachments, Addenda or Amendments will be assessed as per the published list amounts for such fees/charges in the FedEx Service Guide in effect on the date of shipment.

Proposal : 5019836	8/23

Agreement Number: 548561821-102

Version Number: 01

Term	Term Start	Term End	Base Rate
2	01/21/2020	01/20/2023	Service Guide in Effect on Date of Shipment
3	01/21/2023	Does Not Expire	As Defined Below

Term 2

Name of Surcharge	Application	Applicable Zones	Modifications
Domestic Residential Delivery Non-Freight	All Applicable Services	All Zones	-50%
Delivery Area Surcharge - Residential	All Applicable Services	All Zones	-35%
Delivery Area Surcharge Extended- Residential	All Applicable Services	All Zones	-35%
Delivery Area Surcharge Standard & Extended - Commercial	All Applicable Services	All Zones	-35%
Peak - Oversize Charge	All Applicable Services	All Zones	-50%
Peak - Additional Handling Charge	All Applicable Services	All Zones	-50%
DIM	Domestic Express	-	200
DIM <=1 Cu FT	Domestic Express	-	200

United States Pricing Provisions:

Money Back Guarantee. Customer waives the right to request refunds under the FedEx Money-Back Guarantee as specified in the FedEx Service Guide.

Termination Fee: In the event that Customer initiates an Early Termination Event, FedEx reserves the right to assess a Termination Fee in the amount of $500,000.00. For purposes of this Agreement, “Early Termination Event” shall be defined as the Customer taking any of the following actions: a) terminating this Agreement prior to the latest end date of the pricing terms defined in this Attachment; b) transitioning 20% or more of volume from FedEx to a FedEx competitor prior to the latest end date of the pricing terms defined in this Attachment; and/or (c) placing the shipments covered by this Attachment out to bid or soliciting bids or pricing more than 60 days prior to the latest end date of the pricing terms defined in this Attachment. This provision takes precedence over any conflicting termination language contained in the Agreement.

Proposal : 5019836	9/23

Agreement Number: 548561821-102

Version Number: 01

EXPRESS PRICING ATTACHMENT APPENDIX

FedEx Express Services - Minimum Charge Table(s)

Express services are subject to the following minimum charges unless otherwise stated. Minimum charges are subject to change with any increase in applicable base rates during the time period of the Agreement.

United States

United States FedEx International Export

Effective Date: January 6, 2020

Minimums are expressed in USD($).

Service(s)	A	B	C	D	E	F-G	H	I
FedEx International Priority Envelope Export	$36.50	$37.70	$37.70	$43.60	$97.35	$43.60	$48.65	$43.60
FedEx International Priority Pak Export	$44.45	$45.60	$45.60	$55.90	$111.95	$55.90	$65.65	$55.90
FedEx International Priority Export	$51.10	$52.15	$52.15	$64.50	$126.65	$64.50	$80.25	$68.10
FedEx International Economy Export	$44.10	$48.10	$45.15	$51.80	$95.05	$49.85	$65.30	$50.50

Service(s)	J-K	L	M	N	O
FedEx International Priority Envelope Export	$51.10	$68.10	$97.35	$51.10	$68.10
FedEx International Priority Pak Export	$60.80	$68.10	$111.95	$60.80	$68.10
FedEx International Priority Export	$77.90	$87.75	$126.65	$77.90	$87.75
FedEx International Economy Export	$58.10	$65.60	$95.05	$58.45	$65.45

Proposal : 5019836	10/23

Agreement Number: 548561821-102

Version Number: 01

Ground Pricing Attachment

Location(s)	Country ID
US	548561822

Subsequent pricing applies to all individual FedEx accounts associated with the Customer as identified above, unless otherwise noted.

GENERAL GROUND

General Ground Terms and Conditions:

These terms and conditions apply to all pricing contained herein and apply to all countries listed in this FedEx Ground Pricing Attachment.

Valid Account. A valid account number must be established for incentives to apply.

Zone Definitions. To determine your zone, please refer to the FedEx Service Guide, or access our website at fedex.com.

Commitments. Customer agrees that any failure to so achieve the below commitments within 90 days of the Effective Date or maintain them thereafter may result in a pricing change, in FedEx’s sole discretion; in such event, FedEx may apply modified pricing to Customer shipments upon 30 days notice. Customer also agrees that any failure to so achieve or maintain the below commitments may result in the immediate termination of this Agreement by FedEx, in FedEx’s sole discretion, upon notice.

General Ground Pricing Provisions:

These pricing provisions apply to all pricing contained herein and apply to all countries listed in this Ground Pricing Attachment.

Shipment Types. Shipment types are defined as follows:

Domestic shipments Shipments with the same origin and destination country.

Export shipments Outbound shipments paid by the origin country, to a non-origin destination.

Import shipments Inbound shipments paid by the destination country, from any non-destination origin.

Payer Types. The following payer type abbreviations are defined as follows:

OB Outbound prepaid packages picked up at Customer’s facility

IB Packages received by and billed to Customer (placard enrollment required)

3P Packages shipped for the Customer by a third party

RB Packages received by and billed to Customer

PRP Package Return Packages received at the Customer facility

RM Return Manager packages received at the Customer’s facility

TB Trans-Border packages tendered at designated hub(s) and terminal(s) within the destination country

ZJ Zone jump packages dropped into designated hub(s) and terminal(s)

United States

United States Terms and Conditions:

Payment Terms. Payment is due within the following number of days from the invoice date unless otherwise provided in a FedEx Credit Term Attachment: 15

Payment Method: Pay by Electronic Funds Transfer or Check

United States Ground Domestic Single Piece:

The following pricing applies to the individual FedEx accounts associated with the Customer as follows: 548561822 (Country ID)

The following discounts, if any, are expressed as a percentage discount off the applicable base rate and apply to Ground Domestic Single Piece.

Proposal : 5019836	11/23

Agreement Number: 548561821-102

Version Number: 01

Discounts and/or net rates, if any, do not apply to fuel surcharges, duties and taxes, special handling fees, surcharges, ancillary or other charges (the amounts of applicable special handling fees, surcharge, ancillary and other charges shall be, unless otherwise noted herein, the published amounts for such fees/charges in effect on the date of shipment).

The following pricing for Ground Domestic Single Piece supersedes all prior Ground Domestic Single Piece pricing for individual FedEx accounts associated with the Customer identified above.

Any Ground Domestic Single Piece service not listed in this Agreement will be charged at the applicable FedEx Service Guide on the date of shipment.

Pricing Terms. Unless otherwise noted, the following term table is applicable to all services in United States. In the event that FedEx increases its applicable base rate during the term of the Agreement, Customer’s rates shall be adjusted to reflect the base rate increases.

Term	Term Start	Term End	Base Rate	Rate Cap
1	04/10/2020	12/29/2020	Service Guide in Effect on Date of Shipment	0%
2	12/30/2020	Does Not Expire	Service Guide in Effect on Date of Shipment	-

Rate Cap. In the event that FedEx increases its published list rates during the time period specified, Customer’s rates shall be adjusted by the lesser of the rate cap percentage or the published effective rate increase. At such time FedEx will adjust the Customer’s discounts to reflect the applicable rate increase. Customer’s effective rate increase may be greater than or less than the rate cap, based upon Customer’s actual shipping patterns. Customer’s adjusted discounts, if applicable, shall become Customer’s revised discounts and shall apply to Customer thereafter.

Notwithstanding the foregoing:

(i)       The above-referenced cap is exclusive of any increases in surcharges, and is also exclusive of any increase in list rates via an adjustment or reduction to the fuel surcharge index (for example, if Customer’s rate cap is 4%, and FedEx increases list rates by an effective increase of 5%, where 2% of the increase is part of a 2% decrease in the fuel surcharge index, Customer shall take the full 5% increase, with the net effect being a 3% increase); and

(ii)       Each term’s rate cap shall not apply if Customer does not ship at least one thousand (1,000) packages/shipments with FedEx pursuant to this Agreement during the twelve (12) months prior to the applicable rate cap calculation date (such date to be determined by FedEx in its sole discretion); provided, however, the aforementioned minimum number of packages/shipments shall be annualized if the applicable calculation period is less than twelve (12) months.

Term 1

Ground Domestic Single Piece (OB,IB,RB,3P)

Ground Domestic Single Piece ZJ (OB,IB,RB,3P)

Zones =>	2-8
1.0 - 5.0 lb(s)	24.04%
6.0 - 10.0 lb(s)	27.04%
11.0 - 30.0 lb(s)	31.04%
31.0 + lb(s)	34.04%

Ground Domestic Single Piece RM (OB,3P)

Ground Domestic Single Piece PRP (OB)

Zones =>	2-8
1.0 - 10.0 lb(s)	25.03%
11.0 - 30.0 lb(s)	28.03%
31.0 - 50.0 lb(s)	30.03%
51.0 - 70.0 lb(s)	33.03%
71.0 + lb(s)	35.03%

Home Delivery Domestic Single Piece (OB,3P)

Home Delivery Domestic Single Piece ZJ (OB,3P)

Zones =>	2-8
1.0 - 5.0 lb(s)	23.99%
6.0 - 10.0 lb(s)	27.99%
11.0 + lb(s)	30.99%

Proposal : 5019836	12/23

Agreement Number: 548561821-102

Version Number: 01

Ground Domestic Single Piece (OB,IB,RB,3P)

Zones =>	9	14	17	22-23	25	92	96
1.0 - 10.0 lb(s)	20.59%	0.21%	20.59%	0.21%	0.21%	0.21%	0.21%
11.0 + lb(s)	25.09%	0.21%	25.09%	0.21%	0.21%	0.21%	0.21%

Earned Discount :

The following incentives are in addition to any pricing mentioned above if any. Please refer to the Earned Discount Program Details attachment below for the Annualized Transportation Charges calculation information.

Program Number: 1

Annualized Transportation Charges are expressed in USD ($).

Grace Period: 15 Weeks

During the Grace Period, customer shall receive the Grace discount for the Service(s) below. At the conclusion of the Grace Period, Customer’s discounts will be determined based upon Customer’s actual shipping activity.

Grace Discount : 22.2%
Service(s)	Annualized Transportation Charges			Earned Discount
	$0.00	-	$3,999,999.99	0%
Ground Domestic Single Piece(OB,IB,RB,3P)	$4,000,000.00	-	$8,999,999.99	12%
Home Delivery Domestic Single Piece ZJ(OB,3P)	$9,000,000.00	-	$14,999,999.99	15%
Home Delivery Domestic Single Piece(OB,3P)	$15,000,000.00	-	$20,999,999.99	18.5%
Ground Domestic Single Piece ZJ(OB,IB,RB,3P)	$21,000,000.00	-	$24,999,999.99	22.2%
	$25,000,000.00	-	$29,999,999.99	22.8%
	$30,000,000.00	-	$999,999,999,999.99	23.4%

Except for SmartPost, Earned Discounts do not apply to the following Ground zones: 9, 14, 17, 22, 23, 25, 92, 96.

United States Ground Domestic MWT:

The following pricing applies to the individual FedEx accounts associated with the Customer as follows: 548561822 (Country ID)

The following discounts, if any, are expressed as a percentage discount off the applicable base rate and apply to Ground Domestic MWT.

Discounts and/or net rates, if any, do not apply to fuel surcharges, duties and taxes, special handling fees, surcharges, ancillary or other charges (the amounts of applicable special handling fees, surcharge, ancillary and other charges shall be, unless otherwise noted herein, the published amounts for such fees/charges in effect on the date of shipment).

The following pricing for Ground Domestic MWT supersedes all prior Ground Domestic MWT pricing for individual FedEx accounts associated with the Customer identified above.

Any Ground Domestic MWT service not listed in this Agreement will be charged at the applicable FedEx Service Guide on the date of shipment.

Pricing Terms. Unless otherwise noted, the following term table is applicable to all services in United States. In the event that FedEx increases its applicable base rate during the term of the Agreement, Customer’s rates shall be adjusted to reflect the base rate increases.

Term	Term Start	Term End	Base Rate
1	04/10/2020	12/29/2020	Multiweight Rates in Effect on Date of Shipment
2	12/30/2020	Does Not Expire	Multiweight Rates in Effect on Date of Shipment

Proposal : 5019836	13/23

Agreement Number: 548561821-102

Version Number: 01

Term 1

Ground Domestic MWT (OB, IB, RB, 3P)

Rated Shipment Weight	Multiweight Tier	2-8
200.0 - 499.0 lb(s)	1	0%
500.0 + lb(s)	501	0%

Zones =>	2-8
Minimum Average Package Weight	25.0 lb(s)

Please see http://www.fedex.com/us/ground-multiweight.html for information on applicable minimum charges.

Any aggregation of packages weighing between the deficit weight and the minimum shipment weight will be rated at the minimum shipment weight.

Deficit Weight : 150.0 lb(s)

Earned Discount:

The following incentives are in addition to any pricing mentioned above if any. Please refer to the Earned Discount Program Details attachment below for the Annualized Transportation Charges calculation information.

Program Number: 1

Annualized Transportation Charges are expressed in USD ($).

Grace Period: 15 Weeks

During the Grace Period, customer shall receive the Grace discount for the Service(s) below. At the conclusion of the Grace Period, Customer’s discounts will be determined based upon Customer’s actual shipping activity.

Grace Discount : 25%
Service(s)	Annualized Transportation Charges			Earned Discount
	$0.00	-	$4,999,999.99	0%
	$5,000,000.00	-	$6,999,999.99	15%
Ground Domestic MWT ZJ(OB,IB,RB,3P)	$7,000,000.00	-	$10,999,999.99	19%
Ground Domestic MWT(OB,IB,RB,3P)	$11,000,000.00	-	$13,999,999.99	21%
	$14,000,000.00	-	$17,999,999.99	23%
	$18,000,000.00	-	$999,999,999,999.99	25%

Except for SmartPost, Earned Discounts do not apply to the following Ground zones: 9, 14, 17, 22, 23, 25, 92, 96.

United States Ground Export Single Piece:

The following pricing applies to the individual FedEx accounts associated with the Customer as follows: 548561822 (Country ID)

The following discounts, if any, are expressed as a percentage discount off the applicable base rate and apply to Ground Export Single Piece.

Discounts and/or net rates, if any, do not apply to fuel surcharges, duties and taxes, special handling fees, surcharges, ancillary or other charges (the amounts of applicable special handling fees, surcharge, ancillary and other charges shall be, unless otherwise noted herein, the published amounts for such fees/charges in effect on the date of shipment).

The following pricing for Ground Export Single Piece supersedes all prior Ground Export Single Piece pricing for individual FedEx accounts associated with the Customer identified above.

Any Ground Export Single Piece service not listed in this Agreement will be charged at the applicable FedEx Service Guide on the date of shipment.

Pricing Terms. Unless otherwise noted, the following term table is applicable to all services in United States. In the event that FedEx increases its applicable base rate during the term of the Agreement, Customer’s rates shall be adjusted to reflect the base rate increases.

Term	Term Start	Term End	Base Rate	Rate Cap
1	04/10/2020	12/29/2020	Service Guide in Effect on Date of Shipment	0%
2	12/30/2020	Does Not Expire	Service Guide in Effect on Date of Shipment	-

Proposal : 5019836	14/23

Agreement Number: 548561821-102

Version Number: 01

Rate Cap. In the event that FedEx increases its published list rates during the time period specified, Customer’s rates shall be adjusted by the lesser of the rate cap percentage or the published effective rate increase. At such time FedEx will adjust the Customer’s discounts to reflect the applicable rate increase. Customer’s effective rate increase may be greater than or less than the rate cap, based upon Customer’s actual shipping patterns. Customer’s adjusted discounts, if applicable, shall become Customer’s revised discounts and shall apply to Customer thereafter.

Notwithstanding the foregoing:

(i) The above-referenced cap is exclusive of any increases in surcharges, and is also exclusive of any increase in list rates via an adjustment or reduction to the fuel surcharge index (for example, if Customer’s rate cap is 4%, and FedEx increases list rates by an effective increase of 5%, where 2% of the increase is part of a 2% decrease in the fuel surcharge index, Customer shall take the full 5% increase, with the net effect being a 3% increase); and

(ii)  Each term’s rate cap shall not apply if Customer does not ship at least one thousand (1,000) packages/shipments with FedEx pursuant to this Agreement during the twelve (12) months prior to the applicable rate cap calculation date (such date to be determined by FedEx in its sole discretion); provided, however, the aforementioned minimum number of packages/shipments shall be annualized if the applicable calculation period is less than twelve (12) months.

Term 1

Ground Export Single Piece (OB)

Ground International Single Piece (3P)

Zones =	51	54
1.0 - 10.0 lb(s)	20.39%	20.39%
11.0+ lb(s)	24.89%	24.89%

United States SmartPost:

The following pricing applies to the individual FedEx accounts associated with the Customer as follows: 548561822 (Country ID)

The following discounts, if any, are expressed as a percentage discount off the applicable base rate and apply to SmartPost.

Discounts and/or net rates, if any, do not apply to fuel surcharges, duties and taxes, special handling fees, surcharges, ancillary or other charges (the amounts of applicable special handling fees, surcharge, ancillary and other charges shall be, unless otherwise noted herein, the published amounts for such fees/charges in effect on the date of shipment).

The following pricing for SmartPost supersedes all prior SmartPost pricing for individual FedEx accounts associated with the Customer identified above.

Any SmartPost service not listed in this Agreement will be charged at the applicable FedEx Service Guide on the date of shipment.

The incentives relating to the same FedEx SmartPost services are additive and are applied to the Base Transportation Charges identified in the table below and are not applied to special handling fees, surcharges, ancillary or other surcharges. The rate structure set out herein is exclusive of any changes in the rates by the U.S. Postal Service (USPS), any other postal authority, any Postal Mail class definition changes or modification or any other increases in charges or costs in the services to FedEx SmartPost outside of its control, including but not limited to fuel surcharge. Customer will take full postal increases based on the published USPS Rates for applicable USPS services.

Pricing Terms. Unless otherwise noted, the following term table is applicable to all services in United States. In the event that FedEx increases its applicable base rate during the term of the Agreement, Customer’s rates shall be adjusted to reflect the base rate increases.

Term	Term Start	Term End	Base Rate
1	04/10/2020	12/29/2020	Service Guide in Effect on Date of Shipment
2	12/30/2020	Does Not Expire	Service Guide in Effect on Date of Shipment

Proposal : 5019836	15/23

Agreement Number: 548561821-102

Version Number: 01

Term 1

SmartPost (by Ounce) (OB)

Zones =>	2-8
All Applicable Weights	55%

SmartPost (by pound) (OB)

Zones =>	2-8
1.0 - 4.0 lb(s)	30%
5.0 - 10.0 lb(s)	35%
11.0 - 70.0 lb(s)	22.4%
71 lb(s) +	27.9%

Earned Discount:

The following incentives are in addition to any pricing mentioned above if any. Please refer to the Earned Discount Program Details attachment below for the Annualized Transportation Charges calculation information.

Program Number: 1

Annualized Transportation Charges are expressed in USD ($).

Grace Period: 15 Weeks

During the Grace Period, customer shall receive the Grace discount for the Service(s) below. At the conclusion of the Grace Period, Customer’s discounts will be determined based upon Customer’s actual shipping activity.

Grace Discount : 14%
Service(s)	Annualized Transportation Charges			Earned Discount
	$ 0.00	-	$ 4,999,999.99	0%
	$ 5,000,000.00	-	$ 6,999,999.99	9%
	$ 7,000,000.00	-	$ 10,999,999.99	10%
SmartPost (by Pound) (OB)	$ 11,000,000.00	-	$ 13,999,999.99	11%
SmartPost (by Ounce) (OB)	$ 14,000,000.00	-	$ 17,999,999.99	12%
	$ 18,000,000.00	-	$ 22,999,999.99	13%
	$ 23,000,000.00	-	$ 29,999,999.99	14%
	$ 30,000,000.00	-	$ 999,999,999,999.99	15%

Except for SmartPost, Earned Discounts do not apply to the following Ground zones: 9, 14, 17, 22, 23, 25, 92, 96.

United States Minimums:

Customer agrees to pay the greater of the net charge based on Customer’s discounts, if any, for a given Service or the minimum net charge as defined in the FedEx Service Guide or on fedex.com.

In case reductions to the minimum net charge apply, the minimum net charge for each Service will be revised as the applicable base rate for the zone(s) and weight(s) combination(s) less any reduction amount as indicated in the below table(s).

Minimum charges are subject to change with any increase in applicable base rate during the time period of the Agreement.

United States Ground Domestic Single Piece:

The following minimum reductions are off the published list rates for the billable weight stated and are in USD($)

Service(s)	Payer Type(s)	Applicable Zones	Minimum Charge	Reduction Amount
Ground Domestic Single Piece	OB,3P,IB,RB	2-8 9	Zone 2, 1.0 LB Zone 9, 1.0 LB	$0.29 $0.15

Proposal : 5019836	16/23

Agreement Number: 548561821-102

Version Number: 01

Service(s)	Payer Type(s)	Applicable Zones	Minimum Charge	Reduction Amount
		14 17 22 23 25 92 96	Zone 14, 1.0 LB Zone 17, 1.0 LB Zone 22, 1.0 LB Zone 23, 1.0 LB Zone 23, 1.0 LB Zone 96, 1.0 LB Zone 96, 1.0 LB	$7.10 $0.15 $7.29 $10.90 $10.90 $10.90 $10.90
Ground Domestic Single Piece ZJ	OB,3P,IB,RB	2-8	Zone 2, 1.0 LB	$0.00
Ground Domestic Single Piece PRP	OB	2-8	Zone 8, 5.0 LB(S)	$0.61
Ground Domestic Single Piece RM	OB,3P	2-8	Zone 2, 1.0 LB	$0.26
Home Delivery Domestic Single Piece	OB,3P	2-8	Zone 2, 1.0 LB	$0.29
Home Delivery Domestic Single Piece ZJ	OB,3P	2-8	Zone 2, 1.0 LB	$0.00

United States Ground Export Single Piece:

The following minimum reductions are off the published list rates for the billable weight stated and are in USD($)

Service(s)	Payer Type(s)	Applicable Zones	Minimum Charge	Reduction Amount
Ground Export Single Piece	OB	51 54	Zone 51, 1.0 LB Zone 51, 1.0 LB	$12.69 $12.69
Ground International Single Piece	3P	51 54	Zone 51, 1.0 LB Zone 51, 1.0 LB	$12.69 $12.69

United States SmartPost:

The following minimum reductions are off the published list rates for the billable weight stated and are in USD($)

Service(s)	Payer Type(s)	Applicable Zones	Minimum Charge	Reduction Amount
SmartPost (by Ounce)	OB	2-8	Zone 2, 1.0 OZ	$3.51
SmartPost (by Pound)	OB	2-8	Zone 2, 1.0 LB	$2.35

United States Fees and Surcharges Modifications (“Surcharge Modifications”)

The following Surcharge Modifications apply to the individual FedEx accounts linked to the Customer Level ID as follows: 548561822 (Country ID)

All ancillary service fees, surcharges, special handling fees, average minimum weights for shipment weight rating or other charges, or dimensional weighting not identified in this Agreement, its Attachments, Addenda or Amendments will be assessed as per the published list amounts for such fees/charges in the FedEx Service Guide in effect on the date of shipment.

Term	Term Start	Term End	Base Rate
2	01/21/2020	01/20/2021	Service Guide in Effect on Date of Shipment
3	01/21/2021	01/20/2022	Service Guide in Effect on Date of Shipment
4	01/21/2022	01/20/2023	Service Guide in Effect on Date of Shipment
5	01/21/2023	Does Not Expire	As Defined Below

Proposal : 5019836	17/23

Agreement Number: 548561821-102

Version Number: 01

Term 2

Name of Surcharge	Application	Modifications
Additional Handling Surcharge - Dimension	All Applicable Services	-95%
Additional Handling Surcharge - Weight	All Applicable Services	-85%
Charge for Oversized Packages	All Applicable Services	-95%
Additional Handling Surcharge - Packaging	All Applicable Services	-100%
Residential Charge	Home Delivery US	-50%
Ground Delivery Area Surcharge - Residential	All Applicable Services	-35%
Ground Delivery Area Surcharge Extended - Residential	All Applicable Services	-35%
Peak - Additional Handling Charge	All Applicable Services	-50%
Peak - Oversize Charge	All Applicable Services	-50%
Unauthorized Package Charge	All Applicable Services	-50%
Home Delivery Delivery Area Surcharge - Residential	All Applicable Services	-35%
Home Delivery Delivery Area Surcharge Extended - Residential	All Applicable Services	-35%
DIM >= Breakpoint	Ground US	300
DIM < Breakpoint	Ground US	300
DIM >= Breakpoint	Home Delivery US	300
DIM < Breakpoint	Home Delivery US	300
DIM < Breakpoint	SmartPost (by Pound)	225
DIM >= Breakpoint	SmartPost (by Pound)	225
DIM < Breakpoint	SmartPost Bound Printed Matter	225

Proposal : 5019836	18/23

Agreement Number: 548561821-102

Version Number: 01

Name of Surcharge	Application	Modifications
DIM >= Breakpoint	SmartPost Bound Printed Matter	225
DIM >= Breakpoint	SmartPost Returns	225
DIM < Breakpoint	SmartPost Returns	225

Term 3

Name of Surcharge	Application	Modifications
Additional Handling Surcharge - Dimension	All Applicable Services	-95%
Additional Handling Surcharge - Weight	All Applicable Services	-75%
Charge for Oversized Packages	All Applicable Services	-95%
Additional Handling Surcharge - Packaging	All Applicable Services	-100%
Residential Charge	Home Delivery US	-50%
Ground Delivery Area Surcharge - Residential	All Applicable Services	-35%
Ground Delivery Area Surcharge Extended - Residential	All Applicable Services	-35%
Peak - Additional Handling Charge	All Applicable Services	-50%
Peak - Oversize Charge	All Applicable Services	-50%
Unauthorized Package Charge	All Applicable Services	-50%
Home Delivery Delivery Area Surcharge - Residential	All Applicable Services	-35%
Home Delivery Delivery Area Surcharge Extended - Residential	All Applicable Services	-35%
DIM >= Breakpoint	Ground US	300
DIM < Breakpoint	Ground US	300

Proposal : 5019836	19/23

Agreement Number: 548561821-102

Version Number: 01

Name of Surcharge	Application	Modifications
DIM >= Breakpoint	Home Delivery US	300
DIM < Breakpoint	Home Delivery US	300
DIM >= Breakpoint	SmartPost (by Pound)	225
DIM < Breakpoint	SmartPost (by Pound)	225
DIM >= Breakpoint	SmartPost Bound Printed Matter	225
DIM < Breakpoint	SmartPost Bound Printed Matter	225
DIM >= Breakpoint	SmartPost Returns	225
DIM < Breakpoint	SmartPost Returns	225

Term 4

Name of Surcharge	Application	Modifications
Additional Handling Surcharge - Dimension	All Applicable Services	-95%
Additional Handling Surcharge - Weight	All Applicable Services	-70%
Charge for Oversized Packages	All Applicable Services	-95%
Additional Handling Surcharge - Packaging	All Applicable Services	-100%
Residential Charge	Home Delivery US	-50%
Ground Delivery Area Surcharge - Residential	All Applicable Services	-35%
Ground Delivery Area Surcharge Extended - Residential	All Applicable Services	-35%
Peak - Additional Handling Charge	All Applicable Services	-50%
Peak - Oversize Charge	All Applicable Services	-50%

Proposal : 5019836	20/23

Agreement Number: 548561821-102

Version Number: 01

Name of Surcharge	Application	Modifications
Unauthorized Package Charge	All Applicable Services	-50%
Home Delivery Delivery Area Surcharge - Residential	All Applicable Services	-35%
Home Delivery Delivery Area Surcharge Extended - Residential	All Applicable Services	-35%
DIM >= Breakpoint	Ground US	300
DIM < Breakpoint	Ground US	300
DIM >= Breakpoint	Home Delivery US	300
DIM < Breakpoint	Home Delivery US	300
DIM >= Breakpoint	SmartPost (by Pound)	225
DIM < Breakpoint	SmartPost (by Pound)	225
DIM >= Breakpoint	SmartPost Bound Printed Matter	225
DIM < Breakpoint	SmartPost Bound Printed Matter	225
DIM >= Breakpoint	SmartPost Returns	225
DIM < Breakpoint	SmartPost Returns	225

Term 4

Effective from the start date of Term 4, all Surcharge Modifications in the table(s) above will be assessed as per the published list amounts for such fees/charges in the FedEx Service Guide in effect on the date of shipment.

United States Pricing Provisions:

Termination Fee: In the event that Customer initiates an Early Termination Event, FedEx reserves the right to assess a Termination Fee in the amount of $500,000.00. For purposes of this Agreement, “Early Termination Event” shall be defined as the Customer taking any of the following actions: a) terminating this Agreement prior to the latest end date of the pricing terms defined in this Attachment; b) transitioning 20% or more of volume from FedEx to a FedEx competitor prior to the latest end date of the pricing terms defined in this Attachment; and/or (c) placing the shipments covered by this Attachment out to bid or soliciting bids or pricing more than 60 days prior to the latest end date of the pricing terms defined in this Attachment. This provision takes precedence over any conflicting termination language contained in the Agreement.

Money Back Guarantee. Customer waives the right to request refunds under the FedEx Money-Back Guarantee as specified in the FedEx Service Guide.

Ground Domestic MWT Pricing Provisions:

Multiweight. Please see the Ground Multiweight Program Details in the Ground Pricing Attachment appendix for additional information.

SmartPost Pricing Provisions:

SmartPost. Customer agrees to declare all service charges. FedEx SmartPost reserves the right to assess applicable extra service charges that Customer does not properly declare.

SmartPost. Deferred services include packages delivered to APO/FPO, non-continental, and US possessions and territories.

Proposal : 5019836	21/23

Agreement Number: 548561821-102

Version Number: 01

GROUND PRICING ATTACHMENT APPENDIX

Ground Multiweight Program Details

Multiweight. The base rates as published in the FedEx Service Guide in effect on the date of shipment, and as modified by any other addenda for ground services between FedEx and Customer, will be superseded by the Customer’s Multiweight rates, as defined in the table(s) above, provided that the Customer’s Multiweight rates result in lower package charges to the Customer. Multiweight rates do not apply to special handling fees, surcharges, ancillary or other charges unless expressly stated otherwise.

FedEx reserves the right to change the Multiweight Service Rate Charge at any time.

Multiweight service is applicable for aggregations of package shipments that are greater than or equal to the minimum shipment weight shown in the table(s) above. In determining total shipment weight and average package weight, each package in the aggregation of packages is weighed and its individual weight is then rounded up to the next full pound. All oversized and dimensional package weight rules apply. For outbound prepaid packages, an aggregation is defined as packages shipped to a single customer at the same address on the same day under one Customer account number and from a single pick-up location. For international shipments, an aggregation is defined as packages shipped under the same shipment number shipped to a single Consignee facility on the same day under one Customer account number. For inbound collect packages, an aggregation is defined as packages shipped under one Customer account number on the same day to the Consignee facility under the same Consignee number.

The Multiweight charge shall be determined by multiplying the current rate per hundred pounds for the zone applicable to the shipment by the number of Multiweight units. Multiweight units are determined by taking the greater of total rated shipment weight or the minimum average package weight shown in the table(s) above times the number of packages in the aggregation and dividing by 100.

Proposal : 5019836	22/23

Agreement Number: 548561821-102

Version Number: 01

Earned Discount Program Details

The following are the details of the Earned Discount Program.

Customer will receive the earned discount at the percentages specified in each pricing attachment based upon Customer’s actual shipping activity as measured by the Annualized Transportation Charges. Earned discounts apply to the base rate specified for each applicable service in effect on the date of shipment. Earned discounts do not apply to ancillary service fees, surcharges, special handling fees or other charges and are applicable for the time period(s) specified in the applicable pricing attachments.

Eligible Shipments:

In order for a shipment to count toward Customer’s earned discount threshold or to receive an applicable earned discount, shipments must be billed to a FedEx account number that is eligible for earned discounts. Customer shall not be entitled to invoice adjustments for earned discounts for use of ineligible account numbers.

PROGRAM NUMBER 1

Grace Period:

Beginning with the Effective Date of this Agreement, Customer shall receive the grace discounts for the time period specified as the Grace Period in the applicable pricing attachments.

At the conclusion of the Grace Period, Customer’s discounts will be determined based upon Customer’s actual shipping activity as indicated in the applicable pricing attachments.

Annualized Transportation Charges

The Annualized Transportation Charges in this ED program are included in “gross revenue charges”. The gross revenue charges are: (i) calculated before discounts are applied, (ii) calculated after rate scale and FAK adjustments, and (iii) do not include ancillary service fees, surcharges, special handling fees or other charges, duties and taxes, or sales tax/VAT.

Frequency used in the Earned Discount Calculation:

Customer’s Earned Discount calculation will occur: Weekly

Number of Periods used in the calculation: 52 Weeks

When to Recognize Charges and How to Annualize Transportation Charges:

Customer’s Annualized Transportation Charges will be calculated weekly to determine Customer’s discount from the Earned Discount table for the following week. The last week of the Grace Period shall be the first week used for the calculation of the Annualized Transportation Charges. Prior to 52 full weeks, Customer’s Transportation Charges will be divided by the corresponding number of weeks and then annualized. After 52 weeks, the Transportation Charges for the most recent 52 weeks are used.

Operating Companies included in the Earned Discount Calculation:

FedEx Express

FedEx Ground

FedEx LTL Freight

Accounts included in Aggregation:

Annualized Transportation Charges will be aggregated for individual FedEx accounts associated with the Customer identified as follows: 548561822

Proposal : 5019836	23/23